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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: October 12, 2000
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(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
           (successor in interest to NationsLink Funding Corporation)
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             (Exact name of registrant as specified in its charter)

   Delaware                333-66805                       56-1950039
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(State or Other           (Commission                   (I.R.S. Employer
Jurisdiction of           File Number)                 Identification No.)
Incorporation)



            Bank of America Corporate Center, 100 North Tryon Street,
                        Charlotte, North Carolina 28255
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (704) 386-2400



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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

               Item 601(a) of
               Regulation S-K
Exhibit No.    Exhibit No.                      Description
-----------    ---------------                  -----------

     1                99            Term Sheet. (Corrected copy; this term sheet
                                    replaces, in its entirety, all of the term sheet filed on October 12, 2000 under Item
                                    7, Exhibit 99, pursuant to Form 8-K dated
                                    October 12, 2000.)



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                  Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              NATIONSLINK FUNDING CORPORATION

                                              By:  /s/  James E. Naumann
                                                   -----------------------------
                                              Name:  James E. Naumann
                                              Title: Senior Vice President

Date: October 24, 2000